Components of Net Periodic Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Compensation And Retirement Disclosure [Abstract]
Service Cost - Benefits Earned During the Period	$ 1,039	$ 874	$ 1,129
Interest Cost of Projected Benefit Obligation	1,525	1,278	1,222
Expected Return on Plan Assets	(1,751)	(1,680)	(1,506)
Recognized Net Actuarial Loss	300	609	921
Amortization of Prior-Service Cost	1,773	11	11
Net Periodic Pension Cost	$ 2,886	$ 1,092	$ 1,777